Exhibit 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Argonaut Group, Inc. (the “Company”) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark W. Haushill, as Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to the § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CERTIFIED this 10th day of March, 2006.

/s/ Mark W. Haushill
Mark W. Haushill
Senior Vice President, Chief Financial Officer and Treasurer